UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2001
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                           Integrated Technology Group
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        (Exact name of small business issuer as specified in its charter)


Nevada                         333-63063                  87-058319
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(State or other                (Commission File           (I.R.S.Employer
jurisdiction of incorporation)    Number)                 Identification No.)

301 West Main, Suite 500, Ardmore, OK                   73401
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(Address of principal executive offices)                (Zip Code)



(Registrant's telephone number, including area code: (508) 226-0511



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(Former name, former address and former fiscal year, if changed since last report)




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Item 5. Other Events.

    Effective March 25, 2001, Jeffrey C. Bruteyn resigned as a Director of Integrated Technology Group.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: April 20, 2001
                                            Integrated Technology Group


                                            /s/ H. Scott Holden
                                            -----------------------------------
                                            H. Scott Holden, President